                             FORM OF AMENDMENT NO. 3
                                       TO
                               CUSTODIAN AGREEMENT


        Form of Amendment No. 3, dated as of April 30, 1999 ("Amendment"), to the Custodian Agreement dated as of April 14, 1997 ("Original Agreement"), as amended by Amendment No. 1, dated as of December 9, 1997, and Amendment No. 2, dated as of December 31, 1998 (collectively the "Agreement") by and between EQ Advisors Trust and The Chase Manhattan Bank.

        The parties hereto agree that Appendix A to the Agreement is replaced in its entirety by Appendix A attached hereto.

        Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

        IN WITNESS WHEREOF, the parties have executed and delivered this Form of Amendment No. 3 as of the date first above set forth.


EQ ADVISORS TRUST                           THE CHASE MANHATTAN BANK


By:                                     By:
   ----------------------------            ----------------------------
   Name:   Peter D. Noris                  Name:  John K. Breitweg
   Title:  President and Trustee           Title: Vice President

                                   APPENDIX A
                                       TO
                             FORM OF AMENDMENT NO. 3
                                       TO
                               CUSTODIAN AGREEMENT


              PORTFOLIOS AND CLASSES COVERED BY CUSTODIAN AGREEMENT

                 Portfolios                                   Classes
                 ----------                                   -------

BT Equity 500 Index Portfolio                           Class IA and Class IB
BT International Equity Index Portfolio                 Class IA and Class IB
BT Small Company Index Portfolio                        Class IA and Class IB
EQ/Alliance Premier Growth Portfolio                    Class IA and Class IB
Capital Guardian International Portfolio                Class IA and Class IB
Capital Guardian Research Portfolio                     Class IA and Class IB
Capital Guardian U.S. Equity Portfolio                  Class IA and Class IB
EQ/Putnam Balanced Portfolio                            Class IA and Class IB
EQ/Putnam Growth & Income Value Portfolio               Class IA and Class IB
EQ/Putnam International Equity Portfolio                Class IA and Class IB
EQ/Putnam Investors Growth Portfolio                    Class IA and Class IB
EQ/Evergreen Foundation Portfolio                       Class IA and Class IB
EQ/Evergreen Portfolio                                  Class IA and Class IB
JPM Core Bond Portfolio                                 Class IA and Class IB
Lazard Large Cap Value Portfolio                        Class IA and Class IB
Lazard Small Cap Value Portfolio                        Class IA and Class IB
Merrill Lynch Basic Value Equity Portfolio              Class IA and Class IB
Merrill Lynch World Strategy Portfolio                  Class IA and Class IB
MFS Emerging Growth Companies Portfolio                 Class IA and Class IB
MFS Growth with Income Portfolio                        Class IA and Class IB
MFS Research Portfolio                                  Class IA and Class IB
Morgan Stanley Emerging Markets Equity Portfolio        Class IA and Class IB
T. Rowe Price Equity Income Portfolio                   Class IA and Class IB
T. Rowe Price International Stock Portfolio             Class IA and Class IB
Warburg Pincus Small Company Value Portfolio            Class IA and Class IB

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